Exhibit 21

Legal Entity Name	State of Formation
Eastern National Title Agency Arizona, LLC	AZ
GTIS-HOV AT SILVERSTONE LLC	AZ
GTIS-HOV Pointe 16 LLC	AZ
K. Hovnanian Arizona New GC, LLC	AZ
K. HOVNANIAN ARIZONA OPERATIONS, LLC	AZ
K. Hovnanian at 17 North, LLC	AZ
K. Hovnanian at 23 North, LLC	AZ
K. Hovnanian at 240 Missouri, LLC	AZ
K. Hovnanian at Acacia Place, LLC	AZ
K. Hovnanian at Aire on McDowell, LLC	AZ
K. Hovnanian at Alameda Point, LLC	AZ
K. Hovnanian at Alto, LLC	AZ
K. Hovnanian at Ambra, LLC	AZ
K. Hovnanian at Andora, LLC	AZ
K. Hovnanian at Aster Ridge, LLC	AZ
K. Hovnanian at Catania, LLC	AZ
K. Hovnanian at Eagle Heights, LLC	AZ
K. Hovnanian at Gallery, LLC	AZ
K. Hovnanian at Galloway Ridge, LLC	AZ
K. Hovnanian at Luke Landing, LLC	AZ
K. Hovnanian at Maryland Ridge, LLC	AZ
K. Hovnanian at McCartney Ranch, LLC	AZ
K. Hovnanian at Monroe Ranch, LLC	AZ
K. Hovnanian at Montana Vista Dobbins, LLC	AZ
K. Hovnanian at Montana Vista, LLC	AZ
K. Hovnanian at Orangewood Ranch, LLC	AZ
K. Hovnanian at Palermo, LLC	AZ
K. Hovnanian at Palm Valley, L.L.C.	AZ
K. Hovnanian at Park Paseo, LLC	AZ
K. Hovnanian at Pinnacle Peak Patio, LLC	AZ
K. Hovnanian at Pointe 16, LLC	AZ
K. Hovnanian at Quail Creek, L.L.C.	AZ
K. Hovnanian at Rancho Cabrillo, LLC	AZ
K. Hovnanian at Rancho El Dorado, LLC	AZ
K. Hovnanian at Santa Rosa Springs, LLC	AZ
K. Hovnanian at Santanilla, LLC	AZ
K. Hovnanian at Scottsdale Heights, LLC	AZ
K. Hovnanian at Sienna Hills, LLC	AZ
K. Hovnanian at Silverstone G, LLC	AZ
K. Hovnanian at Silverstone, LLC	AZ
K. Hovnanian at Skye on McDowell, LLC	AZ
K. Hovnanian at Solare, LLC	AZ
K. Hovnanian at Sterling Vistas, LLC	AZ
K. Hovnanian at Sun City West, LLC	AZ
K. Hovnanian at Sunrise Trail II, LLC	AZ
K. Hovnanian at Sunrise Trail III, LLC	AZ
K. Hovnanian at The Meadows 9, LLC	AZ
K. Hovnanian at The Meadows, LLC	AZ
K. Hovnanian at Tierra, LLC	AZ
K. Hovnanian at Tortosa South, LLC	AZ
K. Hovnanian at Union Park, LLC	AZ
K. Hovnanian at Ventana Lakes, LLC	AZ
K. Hovnanian at Verrado Cascina, LLC	AZ
K. Hovnanian at Verrado Marketside, LLC	AZ
K. Hovnanian at Victory at Verrado, LLC	AZ
K. Hovnanian Companies of Arizona, LLC	AZ
K. HOVNANIAN GREAT WESTERN HOMES, LLC	AZ
K. Hovnanian Legacy at Via Bella, LLC	AZ
K. Hovnanian Phoenix Division, Inc.	AZ
K. Hovnanian West Group, LLC	AZ
K. Hovnanian's Four Seasons at The Manor II, LLC	AZ
K. Hovnanian's Four Seasons at The Manor, LLC	AZ
2700 Empire, LLC	CA
GTIS-HOV Positano LLC	CA
GTIS-HOV Rancho 79 LLC	CA
K. HOV IP, II, Inc.	CA
K. Hovnanian Aspire at Apricot Grove, LLC	CA
K. Hovnanian Aspire at Bellevue Ranch, LLC	CA
K. Hovnanian Aspire at Caliterra Ranch, LLC	CA
K. Hovnanian Aspire at River Terrace, LLC	CA
K. Hovnanian Aspire at Solaire, LLC	CA
K. Hovnanian Aspire at Stones Throw, LLC	CA
K. Hovnanian Aspire at Sunnyside II, LLC	CA
K. Hovnanian at Andalusia, LLC	CA
K. Hovnanian at Aspire at Apricot Grove PH2, LLC	CA
K. Hovnanian at Bakersfield 463, L.L.C.	CA
K. Hovnanian at Beacon Park Area 129 II, LLC	CA
K. Hovnanian at Beacon Park Area 129, LLC	CA
K. Hovnanian at Beacon Park Area 137, LLC	CA
K. Hovnanian at Blackstone, LLC	CA
K. Hovnanian at Cadence Park, LLC	CA
K. HOVNANIAN AT CAPISTRANO, L.L.C.	CA
K. Hovnanian at Carlsbad, LLC	CA
K. Hovnanian at Cedar Lane, LLC	CA
K. Hovnanian at Cielo, L.L.C.	CA
K. Hovnanian at Fiddyment Ranch, LLC	CA
K. Hovnanian at Firefly at Winding Creek, LLC	CA
K. Hovnanian at Fresno, LLC	CA
K. Hovnanian at Gilroy 60, LLC	CA
K. Hovnanian at GIlroy, LLC	CA
K. Hovnanian at Hidden Lake, LLC	CA
K. Hovnanian at Jaeger Ranch, LLC	CA
K. Hovnanian at La Laguna, L.L.C.	CA
K. Hovnanian at Ladd Ranch, LLC	CA
K. Hovnanian at Luna Vista, LLC	CA
K. Hovnanian at Manteca, LLC	CA
K. Hovnanian at Melanie Meadows, LLC	CA
K. Hovnanian at Meridian Hills, LLC	CA
K. Hovnanian at Muirfield, LLC	CA
K. Hovnanian at Parkside, LLC	CA
K. Hovnanian at Pavilion Park, LLC	CA
K. Hovnanian at Positano, LLC	CA
K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.	CA
K. Hovnanian at Sage II Harvest at Limoneira, LLC	CA
K. Hovnanian at Santa Nella, LLC	CA
K. Hovnanian at Sendero Ranch, LLC	CA
K. Hovnanian at Sheldon Grove, LLC	CA
K. Hovnanian at Sierra Vista, LLC	CA
K. Hovnanian at Skye Isle, LLC	CA
K. Hovnanian at Stanton, LLC	CA
K. Hovnanian at Sunridge Park, LLC	CA
K. Hovnanian at Thompson Ranch, LLC	CA
K. Hovnanian at Trail Ridge, LLC	CA
K. Hovnanian at Valle Del Sol, LLC	CA
K. Hovnanian at Verona Estates, LLC	CA
K. Hovnanian at Victorville, L.L.C.	CA
K. Hovnanian at Village Center, LLC	CA
K. Hovnanian at Vineyard Heights, LLC	CA
K. Hovnanian at Vista Lago, LLC	CA
K. Hovnanian at Waterstone, LLC	CA
K. Hovnanian at West View Estates, LLC	CA
K. Hovnanian at Westshore, LLC	CA
K. Hovnanian at Wheeler Ranch, LLC	CA
K. Hovnanian at Woodcreek West, LLC	CA
K. Hovnanian CA Land Holdings, LLC	CA
K. Hovnanian California Operations, Inc.	CA
K. Hovnanian California Region, Inc.	CA
K. Hovnanian Communities, Inc.	CA
K. Hovnanian Companies of Southern California, Inc.	CA
K. Hovnanian Companies, LLC	CA
K. Hovnanian East Group, LLC	CA
K. Hovnanian Enterprises, Inc.	CA
K. Hovnanian Four Seasons at Homestead, LLC	CA
K. Hovnanian GT Investment, L.L.C.	CA
K. Hovnanian Homes Northern California, Inc.	CA
K. Hovnanian JV Holdings, L.L.C.	CA
K. Hovnanian JV Services Company, L.L.C.	CA
K. Hovnanian Meadow View at Mountain House, LLC	CA
K. Hovnanian Northeast Division, Inc.	CA
K. Hovnanian Northern California Division, LLC	CA
K. Hovnanian Operations Company, Inc.	CA
K. Hovnanian Southern California Division, LLC	CA
K. Hovnanian Terra Lago Investment, LLC	CA
K. Hovnanian's Aspire at Union Village, LLC	CA
K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.	CA
K. Hovnanian's Four Seasons at Beaumont, LLC	CA
K. Hovnanian's Four Seasons at Los Banos, LLC	CA
K. Hovnanian's Sonata at The Preserve, LLC	CA
K. Hovnanian's Veranda at RiverPark II, LLC	CA
K. Hovnanian's Veranda at RiverPark, LLC	CA
STONEBROOK HOMES, INC.	CA
K. Hovnanian Parkview at Sterling Meadows, LLC	CA
K. Hovnanian Developments of D.C., Inc.	DC
K. Hovnanian Homes at Parkside, LLC	DC
K. Hovnanian Homes of D.C., L.L.C.	DC
GTIS-HOV Arbors at Monroe Parent LLC	DE
GTIS-HOV Dulles Parkway Parent LLC	DE
GTIS-HOV Four Ponds Parent LLC	DE
GTIS-HOV Greenfield Crossing Parent LLC	DE
GTIS-HOV Heatherfield Parent LLC	DE
GTIS-HOV Holdings LLC	DE
GTIS-Hov Holdings V LLC	DE
GTIS-HOV Lakes of Cane Bay Parent LLC	DE
GTIS-HOV Parkside of Libertyville Parent LLC	DE
GTIS-HOV Pinnacle Peak Patio Parent LLC	DE
GTIS-HOV Sauganash Glen Parent LLC	DE
Homebuyers Financial USA, LLC	DE
Hovnanian Enterprises, Inc. (PARENT COMPANY)	DE
HovSite Catalina LLC	DE
HovSite Churchill Club LLC	DE
HovSite Firenze LLC	DE
HovSite Greenwood Manor LLC	DE
HovSite Hunt Club LLC	DE
HovSite Liberty Lakes LLC	DE
HovSite Monteverde 1 & 2 LLC	DE
HovSite Monteverde 3 & 4 LLC	DE
HovSite Providence LLC	DE
HovSite Southampton LLC	DE
K. Hovnanian Agency Holdings, LLC	DE
K. Hovnanian at Admiral's Landing, LLC	DE
K. Hovnanian at Ashby Place, LLC	DE
K. Hovnanian at Autumn Ridge, LLC	DE
K. Hovnanian at Bay Knolls, LLC	DE
K. Hovnanian at Brenford Station, LLC	DE
K. Hovnanian at Cedar Lane Estates, LLC	DE
K. Hovnanian at Egret Shores, LLC	DE
K. Hovnanian at Fork Landing, LLC	DE
K. Hovnanian at Harbor's Edge at Bayside, LLC	DE
K. Hovnanian at Hidden Brook, LLC	DE
K. Hovnanian at North Brunswick VI, L.L.C.	DE
K. Hovnanian at Nottingham Meadows, LLC	DE
K. Hovnanian at Ocean View Beach Club, LLC	DE
K. Hovnanian at Oyster Cove, LLC	DE
K. Hovnanian at Plantation Lakes, L.L.C.	DE
K. Hovnanian at Pleasanton, LLC	DE
K. Hovnanian at Red Mill Pond, LLC	DE
K. Hovnanian at Retreat at Millstone, LLC	DE
K. Hovnanian at Seabrook, LLC	DE
K. Hovnanian at Tower Hill, LLC	DE
K. Hovnanian at Townsend Fields, LLC	DE
K. Hovnanian Central Acquisitions, L.L.C.	DE
K. Hovnanian Delaware Division, Inc.	DE
K. Hovnanian Delaware Operations, LLC	DE
K. Hovnanian GT IX Investment, LLC	DE
K. Hovnanian GT V Investment, LLC	DE
K. Hovnanian GT VI Investment, LLC	DE
K. Hovnanian GT VII Investment, LLC	DE
K. Hovnanian GT VIII Investment, LLC	DE
K. Hovnanian GT X Investment, LLC	DE
K. Hovnanian GT XII Investment, LLC	DE
K. Hovnanian Homes at Knollac Acres, LLC	DE
K. Hovnanian Homes at Summit Pointe, LLC	DE
K. Hovnanian Homes of Delaware I, LLC	DE
K. Hovnanian Homes of Longacre Village, L.L.C.	DE
K. Hovnanian HovSite II Investment, LLC	DE
K. Hovnanian HovSite III Investment, LLC	DE
K. Hovnanian M.E. Investments, LLC	DE
K. Hovnanian New Jersey Operations, LLC	DE
K. Hovnanian North Central Acquisitions, L.L.C.	DE
K. Hovnanian North Jersey Acquisitions, L.L.C.	DE
K. Hovnanian South Jersey Acquisitions, L.L.C.	DE
K. Hovnanian's Four Seasons at Baymont Farms L.L.C.	DE
K. Hovnanian's Four Seasons at Hatteras Hills, LLC	DE
K. Hovnanian's Four Seasons at Silver Maple Farm, L.L.C.	DE
KHH Shell Hall Loan Acquisition, LLC	DE
Traverse Partners, LLC	DE
Washington Homes, Inc.	DE
WTC Ventures, L.L.C.	DE
GTIS-HOV Nicholson Parent LLC	DE
Eastern National Title Agency Florida, LLC	FL
HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.	FL
Hovnanian Land Investment Group of Florida, L.L.C.	FL
K. Hovnanian Amber Glen, LLC	FL
K. Hovnanian Aspire at East Lake, LLC	FL
K. Hovnanian Aspire at Hawks Ridge, LLC	FL
K. Hovnanian Aspire at Port St. Lucie, LLC	FL
K. Hovnanian Aspire at Victoria Parc, LLC	FL
K. HOVNANIAN ASPIRE AT WATERSTONE, LLC	FL
K. HOVNANIAN AT AVENIR, LLC	FL
K. Hovnanian at Boca Dunes, LLC	FL
K. Hovnanian at Coral Lago, LLC	FL
K. Hovnanian at Delray Beach, L.L.C.	FL
K. Hovnanian at Hampton Cove, LLC	FL
K. Hovnanian at Hilltop Reserve II, LLC	FL
K. Hovnanian at Hilltop Reserve, LLC	FL
K. Hovnanian at Lake Burden, LLC	FL
K. Hovnanian at Lake Florence, LLC	FL
K. Hovnanian at Lake LeClare, LLC	FL
K. Hovnanian at Pickett Reserve, LLC	FL
K. Hovnanian at Redtail, LLC	FL
K. Hovnanian at Spring Isle, LLC	FL
K. Hovnanian at Summerlake, LLC	FL
K. Hovnanian at Terra Bella Two, LLC	FL
K. Hovnanian at The Highlands at Summerlake Grove, LLC	FL
K. Hovnanian at Valletta, LLC	FL
K. Hovnanian at Walkers Grove, LLC	FL
K. Hovnanian Belmont Reserve, LLC	FL
K. Hovnanian Boatman Hammock, LLC	FL
K. Hovnanian Cambridge Homes, L.L.C.	FL
K. Hovnanian Companies of Florida, LLC	FL
K. Hovnanian Cypress Creek, LLC	FL
K. Hovnanian Cypress Key, LLC	FL
K. Hovnanian Estates at Wekiva, LLC	FL
K. HOVNANIAN FIRST HOMES, L.L.C.	FL
K. HOVNANIAN FLORIDA OPERATIONS, LLC	FL
K. Hovnanian Florida Realty, L.L.C.	FL
K. Hovnanian Fox Pointe, LLC	FL
K. Hovnanian Grand Cypress, LLC	FL
K. Hovnanian Grandefield, LLC	FL
K. Hovnanian Homes of Florida I, LLC	FL
K. Hovnanian Ivy Trail, LLC	FL
K. Hovnanian Lake Griffin Reserve, LLC	FL
K. Hovnanian Lake Parker, LLC	FL
K. Hovnanian Magnolia at Westside, LLC	FL
K. Hovnanian Montclaire Estates, LLC	FL
K. Hovnanian Ocoee Landings, LLC	FL
K. Hovnanian Orlando Division, LLC	FL
K. Hovnanian Osprey Ranch, LLC	FL
K. Hovnanian Preserve at Avonlea, LLC	FL
K. HOVNANIAN PRESERVE AT TURTLE CREEK LLC	FL
K. Hovnanian Reynolds Ranch, LLC	FL
K. Hovnanian Riverside, LLC	FL
K. Hovnanian Rivington, LLC	FL
K. Hovnanian San Sebastian, LLC	FL
K. Hovnanian Sereno, LLC	FL
K. Hovnanian South Fork, LLC	FL
K. Hovnanian Southeast Florida Division, LLC	FL
K. Hovnanian Sterling Ranch, LLC	FL
K. Hovnanian T&C Homes at Florida, L.L.C.	FL
K. Hovnanian TerraLargo, LLC	FL
K. Hovnanian Union Park, LLC	FL
K. Hovnanian Winding Bay Preserve, LLC	FL
K. HOVNANIAN WINDWARD HOMES, LLC	FL
K. Hovnanian's Four Seasons at Lake Harris, LLC	FL
KHOV WINDING BAY II, LLC	FL
LINKS AT CALUSA SPRINGS, LLC	FL
K. Hovnanian at The Commons at Richmond Hill, LLC	GA
K. Hovnanian at Westbrook, LLC	GA
K. Hovnanian Developments of Georgia, Inc.	GA
K. Hovnanian Georgia Operations, LLC	GA
K. HOVNANIAN HOMES AT CREEKSIDE, LLC	GA
Amber Ridge, LLC	IL
Arbor Trails, LLC	IL
EASTERN NATIONAL TITLE AGENCY ILLINOIS, LLC	IL
Glenrise Grove, L.L.C.	IL
GTIS-HOV Parkside of Libertyville LLC	IL
GTIS-HOV Sauganash Glen LLC	IL
K. Hovnanian at Amberley Woods, LLC	IL
K. Hovnanian at Ashley Pointe LLC	IL
K. Hovnanian at Bradwell Estates, LLC	IL
K. Hovnanian at Christina Court, LLC	IL
K. Hovnanian at Churchill Farms LLC	IL
K. Hovnanian at Deer Ridge, LLC	IL
K. Hovnanian at Estates of Fox Chase, LLC	IL
K. Hovnanian at Fairfield Ridge, LLC	IL
K. Hovnanian at Grande Park, LLC	IL
K. Hovnanian at Hanover Estates, LLC	IL
K. Hovnanian at Heatherfield, LLC	IL
K. Hovnanian at Island Lake, LLC	IL
K. Hovnanian at Link Crossing, LLC	IL
K. Hovnanian at Maple Hill LLC	IL
K. Hovnanian at Meadowridge Villas, LLC	IL
K. Hovnanian at North Grove Crossing, LLC	IL
K. Hovnanian at North Pointe Estates LLC	IL
K. Hovnanian at Northridge Estates, LLC	IL
K. Hovnanian at Orchard Meadows, LLC	IL
K. Hovnanian at Prairie Pointe, LLC	IL
K. Hovnanian at Randall Highlands, LLC	IL
K. Hovnanian at River Hills, LLC	IL
K. Hovnanian at Sagebrook, LLC	IL
K. HOVNANIAN AT SILVER LEAF, LLC	IL
K. Hovnanian at Silverwood Glen, LLC	IL
K. Hovnanian at Somerset, LLC	IL
K. HOVNANIAN AT TAMARACK SOUTH LLC	IL
K. Hovnanian at Tanglewood Oaks, LLC	IL
K. Hovnanian at Trafford Place, LLC	IL
K. Hovnanian at Tramore LLC	IL
K. HOVNANIAN AT VILLAS AT THE COMMONS, LLC	IL
K. Hovnanian Chicago Division, Inc.	IL
K. Hovnanian Estates at Regency, L.L.C.	IL
K. HOVNANIAN ILLINOIS OPERATIONS, LLC	IL
K. Hovnanian T&C Homes at Illinois, L.L.C.	IL
K. Hovnanian's Four Seasons at Briargate, LLC	IL
K. Hovnanian at Norton Lake LLC	IL
Eastern National Title Agency Maryland, LLC	MD
GTIS-HOV Villages at Pepper Mill LLC	MD
Homebuyers Financial Services, L.L.C.	MD
Hovnanian Land Investment Group of Maryland, L.L.C.	MD
Hovnanian Land Investment Group, L.L.C.	MD
K. Hovnanian at Brittany Manor, LLC	MD
K. Hovnanian at Caton's Reserve, LLC	MD
K. Hovnanian at Eden Terrace, L.L.C.	MD
K. Hovnanian at Grace Meadows, LLC	MD
K. Hovnanian at Roderuck, L.L.C.	MD
K. Hovnanian at Southpointe, LLC	MD
K. Hovnanian at Wade's Grant, L.L.C.	MD
K. Hovnanian Brittany Manor Borrower, LLC	MD
K. Hovnanian Developments of Maryland, Inc.	MD
K. Hovnanian Homes at Russett, L.L.C.	MD
K. Hovnanian Homes at the Highlands, LLC	MD
K. Hovnanian Homes of Maryland I, LLC	MD
K. Hovnanian Homes of Maryland II, LLC	MD
K. Hovnanian Homes of Maryland, L.L.C.	MD
K. Hovnanian's Four Seasons at Kent Island II, LLC	MD
K. Hovnanian's Four Seasons at Kent Island III, LLC	MD
K. Hovnanian's Four Seasons at St. Margarets Landing, L.L.C.	MD
Ridgemore Utility L.L.C.	MD
K. Hovnanian Developments of Minnesota, Inc.	MN
K. Hovnanian Homes of Minnesota at Arbor Creek, LLC	MN
K. Hovnanian Homes of Minnesota at Autumn Meadows, LLC	MN
K. Hovnanian Homes of Minnesota at Brynwood, LLC	MN
K. Hovnanian Homes of Minnesota at Cedar Hollow, LLC	MN
K. Hovnanian Homes of Minnesota at Founder's Ridge, LLC	MN
K. Hovnanian Homes of Minnesota at Harpers Street Woods, LLC	MN
K. Hovnanian Homes of Minnesota at Oaks of Oxbow, LLC	MN
K. Hovnanian Homes of Minnesota at Regent's Point, LLC	MN
K. Hovnanian Homes of Minnesota, L.L.C.	MN
K. Hovnanian Liberty on Bluff Creek, LLC	MN
K. Hovnanian Timbres at Elm Creek, LLC	MN
K. Hovnanian's Four Seasons at Rush Creek II, LLC	MN
K. Hovnanian's Four Seasons at Rush Creek, L.L.C.	MN
K. Hovnanian at Burch Kove, LLC	NC
K. Hovnanian at Indian Wells, LLC	NC
K. Hovnanian at Lily Orchard, LLC	NC
K. Hovnanian at Main Street Square, LLC	NC
K. Hovnanian at Oak Pointe, LLC	NC
K. Hovnanian at The Promenade at Beaver Creek, LLC	NC
K. Hovnanian at Wheeler Woods, LLC	NC
K. Hovnanian Developments of North Carolina, Inc.	NC
K. Hovnanian Homes at Brook Manor, LLC	NC
K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.	NC
K. Hovnanian Sherwood at Regency, LLC	NC
Builder Services NJ, L.L.C.	NJ
Eastern National Title Agency, Inc.	NJ
F&W MECHANICAL SERVICES, L.L.C.	NJ
GTIS-HOV Arbors at Monroe LLC	NJ
K. HOVNANIAN 77 HUDSON STREET INVESTMENTS, L.L.C.	NJ
K. Hovnanian Acquisitions, Inc.	NJ
K. Hovnanian American Mortgage, L.L.C.	NJ
K. HOVNANIAN ASPIRE AT MORRIS WOODS, LLC	NJ
K. Hovnanian at Asbury Park Urban Renewal, LLC	NJ
K. Hovnanian at Branchburg II, LLC	NJ
K. Hovnanian at Branchburg, L.L.C.	NJ
K. Hovnanian at Branchburg-Vollers, LLC	NJ
K. Hovnanian at Brookside Manor, LLC	NJ
K. Hovnanian at Chesterfield, L.L.C.	NJ
K. Hovnanian at Dunellen Urban Renewal, LLC	NJ
K. Hovnanian at East Brunswick III, LLC	NJ
K. Hovnanian at East Brunswick, LLC	NJ
K. Hovnanian at East Windsor, LLC	NJ
K. Hovnanian at Egg Harbor Township II, L.L.C.	NJ
K. Hovnanian at Fifth Avenue, L.L.C.	NJ
K. Hovnanian at Florence I, L.L.C.	NJ
K. Hovnanian at Franklin II, L.L.C.	NJ
K. Hovnanian at Franklin, L.L.C.	NJ
K. Hovnanian at Freehold Township III, LLC	NJ
K. HOVNANIAN AT GLEN OAKS, LLC	NJ
K. Hovnanian at Great Notch, L.L.C.	NJ
K. Hovnanian at Hillsborough, LLC	NJ
K. Hovnanian at Howell Fort Plains, LLC	NJ
K. Hovnanian at Howell II, LLC	NJ
K. Hovnanian at Howell, LLC	NJ
K. Hovnanian at Jackson I, L.L.C.	NJ
K. Hovnanian at Jackson, L.L.C.	NJ
K. Hovnanian at Little Egg Harbor Township II, L.L.C.	NJ
K. Hovnanian at Manalapan Crossing, LLC	NJ
K. Hovnanian at Manalapan II, L.L.C.	NJ
K. Hovnanian at Manalapan III, L.L.C.	NJ
K. Hovnanian at Manalapan IV, LLC	NJ
K. Hovnanian at Manalapan Landing, LLC	NJ
K. Hovnanian at Manalapan V, LLC	NJ
K. Hovnanian at Manalapan VI, LLC	NJ
K. Hovnanian at Maple Avenue, L.L.C.	NJ
K. Hovnanian at Marlboro Grove, LLC	NJ
K. Hovnanian at Middletown III, LLC	NJ
K. Hovnanian at Middletown IV, LLC	NJ
K. Hovnanian at Millville II, L.L.C.	NJ
K. Hovnanian at Monroe NJ II, LLC	NJ
K. Hovnanian at Monroe NJ III, LLC	NJ
K. Hovnanian at Monroe NJ, L.L.C.	NJ
K. Hovnanian at Montgomery, LLC	NJ
K. Hovnanian at Montvale II, LLC	NJ
K. Hovnanian at Montvale, L.L.C.	NJ
K. Hovnanian at Morris Twp, LLC	NJ
K. Hovnanian at North Caldwell III, L.L.C.	NJ
K. Hovnanian at North Caldwell IV, L.L.C.	NJ
K. Hovnanian at North Wildwood, L.L.C.	NJ
K. Hovnanian at Oakland, LLC	NJ
K. Hovnanian at Old Bridge II, LLC	NJ
K. Hovnanian at Old Bridge, L.L.C.	NJ
K. Hovnanian at Pointview Walk, LLC	NJ
K. Hovnanian at Port Imperial Investment, LLC	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.	NJ
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.	NJ
K. Hovnanian at Rancocas Creek, LLC	NJ
K. Hovnanian at Ridgemont, L.L.C.	NJ
K. Hovnanian at Sandpiper Place, LLC	NJ
K. Hovnanian at Shrewsbury, LLC	NJ
K. Hovnanian at Smithville, Inc.	NJ
K. Hovnanian at South Brunswick II, LLC	NJ
K. Hovnanian at South Brunswick III, LLC	NJ
K. Hovnanian at South Brunswick IV, LLC	NJ
K. Hovnanian at Station Square, L.L.C.	NJ
K. Hovnanian at The Monarch, L.L.C.	NJ
K. Hovnanian at Trenton II, L.L.C.	NJ
K. Hovnanian at Trenton Urban Renewal, L.L.C.	NJ
K. Hovnanian at Villages at Country View, LLC	NJ
K. Hovnanian at Wall Donato, LLC	NJ
K. Hovnanian at Wall Quail Ridge, LLC	NJ
K. Hovnanian at Warren Township II, LLC	NJ
K. Hovnanian at Warren Township, L.L.C.	NJ
K. Hovnanian at Wildwood Bayside, L.L.C.	NJ
K. Hovnanian at Woolwich I, L.L.C.	NJ
K. HOVNANIAN FINANCIAL SERVICES GROUP, LLC	NJ
K. Hovnanian GT XI Investment, LLC	NJ
K. Hovnanian Holdings NJ, L.L.C.	NJ
K. Hovnanian Manalapan Acquisition, LLC	NJ
K. Hovnanian Northeast Services, L.L.C.	NJ
K. Hovnanian Properties of Red Bank, LLC	NJ
K. Hovnanian Serenity Walk at Plainsboro, LLC	NJ
K. Hovnanian Southern New Jersey, L.L.C.	NJ
K. Hovnanian Villages at Hays Mill Creek, LLC	NJ
K. Hovnanian's Aegean at Asbury Park Urban Renewal, LLC	NJ
K. Hovnanian's Baltic at Asbury Park Urban Renewal, LLC	NJ
K. Hovnanian's Cove at Asbury Park Urban Renewal, LLC	NJ
K. Hovnanian's Four Seasons at Bella Vista, LLC	NJ
K. HOVNANIAN'S FOUR SEASONS AT COLTS FARM, LLC	NJ
K. Hovnanian's Woodlands at Freehold, LLC	NJ
LANDARAMA, INC.	NJ
M & M at Monroe Woods, L.L.C.	NJ
M&M at Chesterfield, L.L.C.	NJ
M&M at West Orange, L.L.C.	NJ
Matzel & Mumford at Egg Harbor, L.L.C.	NJ
MCNJ, Inc.	NJ
MM-Beachfront North I, LLC	NJ
Route 1 and Route 522, L.L.C.	NJ
Terrapin Realty, L.L.C.	NJ
The Matzel & Mumford Organization, Inc	NJ
K. Hovnanian at Waldwick, LLC	NJ
K. Hovnanian Classics, L.L.C.	NJ
K. HOVNANIAN COMPANIES OF NEW YORK, INC.	NY
K. Hovnanian Developments of New York, Inc.	NY
K. Hovnanian Aberdeen, LLC	OH
K. Hovnanian Asbury Pointe, LLC	OH
K. Hovnanian Aspire at Auld Farms, LLC	OH
K. Hovnanian Aspire at Weston Place, LLC	OH
K. Hovnanian at Booth Farm, LLC	OH
K. Hovnanian at Cooper's Landing, LLC	OH
K. Hovnanian at Country View Estates, LLC	OH
K. Hovnanian at Hampshire Farms, LLC	OH
K. Hovnanian at Harvest Meadows, LLC	OH
K. Hovnanian at Hawk Ridge, LLC	OH
K. Hovnanian at Heritage Park, LLC	OH
K. Hovnanian Belden Pointe, LLC	OH
K. Hovnanian Buckeye Ridge, LLC	OH
K. Hovnanian Build on Your Lot Division, LLC	OH
K. Hovnanian Cleveland Division, LLC	OH
K. Hovnanian Cornerstone Farms, LLC	OH
K. Hovnanian Edgebrook, LLC	OH
K. Hovnanian Falls Pointe, LLC	OH
K. Hovnanian Forest Lakes, LLC	OH
K. Hovnanian Forest Valley, LLC	OH
K. Hovnanian Four Seasons at Chestnut Ridge, LLC	OH
K. Hovnanian Hidden Hollow, LLC	OH
K. Hovnanian Highland Ridge, LLC	OH
K. Hovnanian Indian Trails, LLC	OH
K. Hovnanian LaDue Reserve, LLC	OH
K. Hovnanian Lakes of Green, LLC	OH
K. Hovnanian Landings 40s, LLC	OH
K. Hovnanian Meadow Lakes, LLC	OH
K. Hovnanian Monarch Grove, LLC	OH
K. Hovnanian Northpointe 40s, LLC	OH
K. Hovnanian Norton Place, LLC	OH
K. Hovnanian Ohio Realty, L.L.C.	OH
K. Hovnanian Ohio Region, Inc.	OH
K. Hovnanian Redfern Trails, LLC	OH
K. Hovnanian Rivendale, LLC	OH
K. Hovnanian Schady Reserve, LLC	OH
K. Hovnanian Village Glen, LLC	OH
K. Hovnanian Waterbury, LLC	OH
K. Hovnanian White Road, LLC	OH
K. Hovnanian Woodland Pointe, LLC	OH
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.	OH
New Home Realty, LLC	OH
K. HOVNANIAN OHIO OPERATIONS, LLC	OH
K. Hovnanian Woodridge Place, LLC	OH
Builder Services PA, L.L.C.	PA
Eastern National Abstract, Inc.	PA
GTIS-HOV Warminster LLC	PA
K. Hovnanian at Allentown, L.L.C.	PA
K. HOVNANIAN AT CAMP HILL, L.L.C.	PA
K. Hovnanian at Doylestown, LLC	PA
K. Hovnanian at Lower Macungie Township I, L.L.C.	PA
K. Hovnanian at Lower Macungie Township II, L.L.C.	PA
K. Hovnanian at Lower Makefield Township I, L.L.C.	PA
K. Hovnanian at Middletown, LLC	PA
K. Hovnanian at Northampton, L.L.C.	PA
K. HOVNANIAN AT PHILADELPHIA I, L.L.C.	PA
K. HOVNANIAN AT RAPHO, L.L.C	PA
K. Hovnanian at Silver Spring, L.L.C.	PA
K. Hovnanian at Upper Uwchlan II, L.L.C.	PA
K. Hovnanian at Upper Uwchlan, L.L.C.	PA
K. Hovnanian at Whitemarsh, LLC	PA
K. Hovnanian Developments of Pennsylvania, Inc.	PA
K. Hovnanian Eastern Pennsylvania, L.L.C.	PA
K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.	PA
K. Hovnanian PA Real Estate, Inc.	PA
K. Hovnanian Pennsylvania Build on Your Lot Division, LLC	PA
K. Hovnanian Pennsylvania New GC, LLC	PA
K. Hovnanian Pennsylvania Operations, LLC	PA
Midwest Building Products & Contractor Services of Pennsylvania, L.L.C.	PA
K. Hovnanian at Upper Providence, LLC	PA
K. Hovnanian at Coosaw Point, LLC	SC
K. Hovnanian at Fox Path at Hampton Lake, LLC	SC
K. Hovnanian at Hammock Breeze, LLC	SC
K. Hovnanian at Hampton Lake, LLC	SC
K. Hovnanian at Lakes at New Riverside, LLC	SC
K. Hovnanian at Liberty Hill Farm, LLC	SC
K. Hovnanian at Magnolia Place, LLC	SC
K. Hovnanian at Pinckney Farm, LLC	SC
K. Hovnanian at Pine Crest, LLC	SC
K. Hovnanian CraftBuilt Homes of South Carolina, L.L.C.	SC
K. Hovnanian Homes at Salt Creek Landing, LLC	SC
K. Hovnanian Homes at Shell Hall, LLC	SC
K. Hovnanian Homes at St. James Place, LLC	SC
K. Hovnanian Homes at The Abby, LLC	SC
K. Hovnanian Homes at The Paddocks, LLC	SC
K. Hovnanian South Carolina Operations, LLC	SC
K. Hovnanian Southeast Coastal Division, Inc.	SC
K. Hovnanian's Four Seasons at Lakes of Cane Bay LLC	SC
K. Hovnanian's Four Seasons at Malind Bluff, LLC	SC
Shell Hall Club Amenity Acquisition, LLC	SC
Shell Hall Land Acquisition, LLC	SC
Eastern National Title Agency Texas, Inc.	TX
K. Hovnanian Developments of Texas, Inc.	TX
K. Hovnanian DFW Agave Ranch, LLC	TX
K. Hovnanian DFW Ascend at Creekshaw, LLC	TX
K. Hovnanian DFW Ascend at Justin Crossing, LLC	TX
K. Hovnanian DFW Aspire at Summit Hill, LLC	TX
K. Hovnanian DFW Auburn Farms, LLC	TX
K. Hovnanian DFW Bayside, LLC	TX
K. Hovnanian DFW Belmont, LLC	TX
K. Hovnanian DFW Berkshire II, LLC	TX
K. Hovnanian DFW Berkshire, LLC	TX
K. Hovnanian DFW Bluff Creek, LLC	TX
K. Hovnanian DFW Caldwell Lakes, LLC	TX
K. Hovnanian DFW Calloway Trails, LLC	TX
K. Hovnanian DFW Canyon Falls, LLC	TX
K. Hovnanian DFW Carillon, LLC	TX
K. Hovnanian DFW Commodore at Preston, LLC	TX
K. Hovnanian DFW Courts at Bonnie Brae, LLC	TX
K. Hovnanian DFW Creekside Estates II, LLC	TX
K. Hovnanian DFW Diamond Creek Estates, LLC	TX
K. Hovnanian DFW Division, LLC	TX
K. Hovnanian DFW Elevon, LLC	TX
K. Hovnanian DFW Encore of Las Colinas II, LLC	TX
K. Hovnanian DFW Encore of Las Colinas, LLC	TX
K. Hovnanian DFW Harmon Farms, LLC	TX
K. Hovnanian DFW Heritage Crossing, LLC	TX
K. Hovnanian DFW Heron Pond, LLC	TX
K. Hovnanian DFW High Pointe, LLC	TX
K. Hovnanian DFW Hightower, LLC	TX
K. Hovnanian DFW Homestead, LLC	TX
K. Hovnanian DFW Inspiration, LLC	TX
K. Hovnanian DFW Kensington Place, LLC	TX
K. Hovnanian DFW Lexington, LLC	TX
K. Hovnanian DFW Liberty Crossing II, LLC	TX
K. Hovnanian DFW Liberty Crossing, LLC	TX
K. Hovnanian DFW Liberty, LLC	TX
K. Hovnanian DFW Light Farms Cypress III, LLC	TX
K. Hovnanian DFW Light Farms II, LLC	TX
K. Hovnanian DFW Light Farms, LLC	TX
K. Hovnanian DFW Midtown Park, LLC	TX
K. Hovnanian DFW Milrany Ranch, LLC	TX
K. Hovnanian DFW Monterra, LLC	TX
K. Hovnanian DFW Mustang Lakes II, LLC	TX
K. Hovnanian DFW Mustang Lakes, LLC	TX
K. Hovnanian DFW North Creek, LLC	TX
K. Hovnanian DFW Oakmont Park II, LLC	TX
K. Hovnanian DFW Oakmont Park, LLC	TX
K. Hovnanian DFW Palisades, LLC	TX
K. Hovnanian DFW Parkside, LLC	TX
K. Hovnanian DFW Parkview, LLC	TX
K. Hovnanian DFW Ridgeview, LLC	TX
K. Hovnanian DFW Sanford Park, LLC	TX
K. Hovnanian DFW Sapphire Bay, LLC	TX
K. Hovnanian DFW Seventeen Lakes, LLC	TX
K. Hovnanian DFW South Pointe, LLC	TX
K. Hovnanian DFW The Parks at Rosehill, LLC	TX
K. Hovnanian DFW Trailwood II, LLC	TX
K. Hovnanian DFW Trailwood, LLC	TX
K. Hovnanian DFW Villas at Mustang Park, LLC	TX
K. Hovnanian DFW Villas at The Station, LLC	TX
K. Hovnanian DFW Watson Creek, LLC	TX
K. Hovnanian DFW Wellington Estates South, LLC	TX
K. Hovnanian DFW Wellington Villas, LLC	TX
K. Hovnanian DFW Wellington, LLC	TX
K. Hovnanian DFW Wildridge, LLC	TX
K. Hovnanian Distribution Services, Inc.	TX
K. Hovnanian Homes - DFW II, L.L.C.	TX
K. Hovnanian Homes - DFW, L.L.C.	TX
K. Hovnanian Houston Balmoral, LLC	TX
K. Hovnanian Houston Bayou Oaks at West Orem, LLC	TX
K. Hovnanian Houston Cambridge Heights, LLC	TX
K. Hovnanian Houston City Heights, LLC	TX
K. Hovnanian Houston Creek Bend, LLC	TX
K. Hovnanian Houston Division, LLC	TX
K. Hovnanian Houston Dry Creek Village, LLC	TX
K. Hovnanian Houston Eldridge Park, LLC	TX
K. Hovnanian Houston Greatwood Lake, LLC	TX
K. Hovnanian Houston Katy Pointe II, LLC	TX
K. Hovnanian Houston Katy Pointe, LLC	TX
K. Hovnanian Houston Kingdom Heights, LLC	TX
K. Hovnanian Houston Lakes of Bella Terra West II, LLC	TX
K. Hovnanian Houston Lakes of Bella Terra West, LLC	TX
K. Hovnanian Houston Laurel Glen, LLC	TX
K. Hovnanian Houston Magnolia Creek, LLC	TX
K. Hovnanian Houston Marvida, LLC	TX
K. Hovnanian Houston Midtown Park I, LLC	TX
K. Hovnanian Houston Park Lakes East, LLC	TX
K. Hovnanian Houston Parkway Trails, LLC	TX
K. Hovnanian Houston River Farms, LLC	TX
K. Hovnanian Houston Sunset Ranch, LLC	TX
K. Hovnanian Houston Terra Del Sol, LLC	TX
K. Hovnanian Houston Thunder Bay Subdivision, LLC	TX
K. Hovnanian Houston Tranquility Lake Estates, LLC	TX
K. Hovnanian Houston Westwood, LLC	TX
K. Hovnanian Houston Willowpoint, LLC	TX
K. Hovnanian Houston Woodshore, LLC	TX
K. Hovnanian of Houston II, L.L.C.	TX
K. Hovnanian of Houston III, L.L.C.	TX
K. Hovnanian Texas Operations, LLC	TX
PARK TITLE COMPANY, LLC	TX
K. Hovnanian DFW Creekside Estates, LLC	TX
Eastern National Title Agency Virginia, Inc.	VA
GTIS-HOV Residences at Dulles Parkway LLC	VA
GTIS-HOV Willowsford Windmill LLC	VA
K. Hovnanian at Alexander Lakes, LLC	VA
K. Hovnanian at Bellewood, LLC	VA
K. Hovnanian at Bensen's Mill Estates, LLC	VA
K. Hovnanian at Canter V, LLC	VA
K. Hovnanian at Dominion Crossing, LLC	VA
K. Hovnanian at East Chase, LLC	VA
K. Hovnanian at Embrey Mill Village, LLC	VA
K. Hovnanian at Embrey Mill, LLC	VA
K. Hovnanian at Estates at Wheatlands, LLC	VA
K. Hovnanian at Estates of Chancellorsville, LLC	VA
K. Hovnanian at Gallery Park at Westfields, LLC	VA
K. Hovnanian at Hampton Run, LLC	VA
K. Hovnanian at Highland Park, LLC	VA
K. Hovnanian at Holly Ridge, LLC	VA
K. Hovnanian at Hunter's Pond, LLC	VA
K. Hovnanian at Jacks Run, LLC	VA
K. Hovnanian at Jackson Village, LLC	VA
K. Hovnanian at Lake Ridge Estates, LLC	VA
K. Hovnanian at Laurel Hills Crossing, LLC	VA
K. Hovnanian at Lenah Woods, LLC	VA
K. Hovnanian at Madison Square, LLC	VA
K. Hovnanian at Melody Farm, LLC	VA
K. Hovnanian at New Post, LLC	VA
K. Hovnanian at Nicholson, LLC	VA
K. Hovnanian at North Hill, LLC	VA
K. Hovnanian at North Ridge, LLC	VA
K. Hovnanian at Raymond Farm, LLC	VA
K. Hovnanian at Reserves at Wheatlands, LLC	VA
K. Hovnanian at Residence at Discovery Square, LLC	VA
K. Hovnanian at Rockland Village Green, LLC	VA
K. Hovnanian at Rocky Run Village, LLC	VA
K. Hovnanian at Signal Hill, LLC	VA
K. Hovnanian at Summit Crossing Estates, LLC	VA
K. Hovnanian at Tanager, LLC	VA
K. Hovnanian at The Boulevards at Westfields, LLC	VA
K. Hovnanian at Townes at County Center, LLC	VA
K. Hovnanian at Village of Round Hill, LLC	VA
K. Hovnanian at Waterford, LLC	VA
K. Hovnanian at Wellsprings, LLC	VA
K. Hovnanian at Willowsford Greens III, LLC	VA
K. Hovnanian Developments of Virginia, Inc.	VA
K. Hovnanian Homes at Burke Junction, LLC	VA
K. Hovnanian Homes at Leigh Mill, LLC	VA
K. Hovnanian Homes at Thompson's Grant, LLC	VA
K. Hovnanian Homes at Willowsford Grange, LLC	VA
K. Hovnanian Homes at Willowsford Grant II, LLC	VA
K. Hovnanian Homes at Willowsford Grant, LLC	VA
K. Hovnanian Homes at Willowsford Greens, LLC	VA
K. Hovnanian Homes at Willowsford New, LLC	VA
K. Hovnanian Mid-Atlantic Division, LLC	VA
K. Hovnanian Summit Holdings, L.L.C.	VA
K. Hovnanian Virginia Operations, Inc.	VA
K. Hovnanian's Four Seasons at Charlottesville II, LLC	VA
K. Hovnanian's Four Seasons at New Kent Vineyards, L.L.C.	VA
K. Hovnanian's Four Seasons at Virginia Crossing, LLC	VA
K. Hovnanian at Dillon Farm, LLC	WV
K. Hovnanian at Huntfield, LLC	WV
K. Hovnanian Developments of West Virginia, Inc.	WV
K. Hovnanian Homes at Shenandoah Springs, LLC	WV
K. Hovnanian West Virginia Build on Your Lot Division, LLC	WV
K. Hovnanian West Virginia Operations, LLC	WV
Midwest Building Products & Contractor Services of West Virginia, L.L.C.	WV